SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 9, 2000
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                            Primex Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Virginia
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                 (State or other jurisdiction of incorporation)

         0-28942                              06-1458069
--------------------------      -----------------------------------------
 (Commission File Number)          (IRS Employer Identification No.)

10101 Ninth Street North, St. Petersburg, FL                   33716-3807
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  (Address of principal executive offices)                     (Zip Code)

                                 (727) 578-8100
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     Primex Technologies, Inc., a Virginia Corporation (the "Company"), has entered into an Agreement and Plan of Merger dated as of November 9, 2000 (the "Merger Agreement"), among General Dynamics Corporation, a Delaware corporation ("General Dynamics"), Mars Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of General Dynamics ("Merger Sub") and the Company. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company being the surviving corporation of such merger (the "Merger"). As a result of the Merger, the Company will become a wholly owned subsidiary of General Dynamics. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $1.00 per share, of the Company (the "Company Common Stock") will be converted into the right to receive cash consideration in the amount of $32.10 without interest.

     The Merger is subject to termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and to approval by two-thirds of the Company's stockholders and certain other conditions.

     On November 9, 2000, the Company and General Dynamics issued a joint press release (the "Press Release") concerning the Merger and the execution of the Merger Agreement.

     On November 8, 2000, the Company and The Bank of New York entered into an Amendment dated as of November 8, 2000, to the Rights Agreement dated as of February 1, 2000 between the Company and The Bank of New York, in connection with the Merger Agreement.

     The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Rights Amendment and the Press Release, which are attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                                     Description

2.1 Agreement and Plan of Merger, dated as of November 9, 2000, among Primex Technologies, Inc., General Dynamics Corporation and Mars Acquisition Corporation.

4.1 Amendment dated as of November 8, 2000, to the Rights Agreement dated as of February 1, 2000, between Primex Technologies, Inc. and The Bank of New York.

99.1 Joint press release dated November 9, 2000 of Primex Technologies, Inc. and General Dynamics Corporation.





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                                                                               3

                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PRIMEX TECHNOLOGIES, INC.

Date:  November 13, 2000                        By  /s/ George H. Pain
                                                    ------------------
                                                Name:  George H. Pain
                                                Title: Vice President, General
                                                       Counsel and Secretary



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                                                                               4

                                  EXHIBIT INDEX


The following exhibits are filed herewith:

Exhibit No.                              Description


2.1 Agreement and Plan of Merger, dated as of November 9, 2000, among Primex Technologies, Inc., General Dynamics Corporation and Mars Acquisition Corporation.

4.1 Amendment dated as of November 8, 2000, to the Rights Agreement dated as of February 1, 2000, between Primex Technologies, Inc. and The Bank of New York.

99.1 Joint press release dated November 9, 2000 of Primex Technologies, Inc. and General Dynamics Corporation.